UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2017

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as amended from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22) effects of accounting or financial results of one or more acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv Holding, LLC; (24) loss of income from any sale or potential sale of businesses; (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (29) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01 Other Events

Rescission Offers. During the third quarter of 2016, Fifth Third determined that a number of shares of Fifth Third common stock offered under Fifth Third’s 401(k) Savings Plan may have been previously inadvertently omitted from inclusion on the corresponding S-8 registration statement, that a number of shares of Fifth Third common stock granted under Fifth Third’s 1993 Employee Stock Purchase Plan and Fifth Third’s 2014, 2011, 2008 and 2004 Incentive Compensation Plans may have been granted without appropriate prospectus delivery, and that deferred compensation obligations owed in respect of Fifth Third’s Nonqualified Deferred Compensation Plan may have been required to be registered. As a result, on April 27, 2017, Fifth Third commenced four concurrent voluntary rescission offers to eligible participants in such plans in order to remediate the possible registration and prospectus delivery defects. These rescission offers are being made with respect to (1) the repurchase of a maximum of 2,132,756 shares of Fifth Third common stock from the eligible participants in the 401(k) Savings Plan (the “401(k) Savings Plan Rescission Offer”), (2) the repurchase of a maximum of 724,240 shares of Fifth Third common stock from the eligible participants in the Employee Stock Purchase Plan (the “Employee Stock Purchase Plan Rescission Offer”), (3) the repurchase of a maximum of 670,526 shares of Fifth Third common stock from the eligible participants in the Incentive Compensation Plans (the “Incentive Compensation Plans Rescission Offer”), and (4) the credit related to the deferrals of $11,713,811 deferred compensation obligations to the accounts of eligible participants under the Nonqualified Deferred Compensation Plan (the “Nonqualified Deferred Compensation Plan Rescission Offer”). These four concurrent voluntary rescission offers (the “Rescission Offers”) will be funded from Fifth Third’s existing cash balance. Even if all persons eligible to participate in the Rescission Offers would accept Fifth Third’s rescission offer to the full extent, based on the current market price of Fifth Third common stock and the current value of the deferred compensation obligations, Fifth Third does not expect that the exercise of any applicable rescission rights would have a material impact on its results of operations, financial condition, or liquidity.

Each of the 401(k) Savings Plan Rescission Offer, the Employee Stock Purchase Plan Rescission Offer, the Incentive Compensation Plans Rescission Offer, and the Nonqualified Deferred Compensation Plan Rescission Offer is described in the corresponding Fifth Third prospectus supplement dated April 27, 2017, together with the related prospectus dated March 28, 2016, filed with the Securities and Exchange Commission under Rule 424(b) on April 27, 2017. The securities being offered and sold in the Rescission Offers were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-210429) filed with the Securities and Exchange Commission on March 28, 2016. A copy of the cover letter included for each prospectus supplement mailing is attached as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

The descriptions in this Form 8-K of the Rescission Offers and the other documents relating thereto do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable prospectus supplement and the exhibits attached hereto or incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits below relate to Registration Number 333-210429 on Form S-3 of Fifth Third Bancorp and, other than exhibits which previously have been filed as part of the prospectus supplements and/or free writing prospectuses included in such Registration Statement, are filed herewith for incorporation by reference in such Registration Statement:

5.1 – Opinion of Thompson Hine LLP regarding legality of the shares of common stock being offered in the 401(k) Savings Plan Rescission Offer.

5.2 – Opinion of Graydon Head & Ritchey LLP regarding legality of the shares of common stock being offered in the Employee Stock Purchase Plan Rescission Offer.

5.3 – Opinion of Graydon Head & Ritchey LLP regarding legality of the shares of common stock being offered in the Incentive Compensation Plans Rescission Offer.

5.4 – Opinion of Thompson Hine LLP regarding legality of the deferred compensation obligations being offered in the Nonqualified Deferred Compensation Plan Rescission Offer.

23.1 – Consent of Thompson Hine LLP (included in opinion filed as Exhibit 5.1).

23.2 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.2).

23.3 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.3).

23.4 – Consent of Thompson Hine LLP (included in opinion filed as Exhibit 5.4).

99.1—Form of Cover Letter to 401(k) Savings Plan Rescission Offer participants.

99.2—Form of Cover Letter to Employee Stock Purchase Plan Rescission Offer participants.

99.3—Form of Cover Letter to Incentive Compensation Plans Rescission Offer participants.

99.4—Form of Cover Letter to Nonqualified Deferred Compensation Plan Rescission Offer participants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

April 27, 2017	/s/ JELENA MCWILLIAMS
Jelena McWilliams
Executive Vice President, Chief Legal Officer & Corporate Secretary